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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
CellStar Corporation:

We consent to the use of our report on the consolidated financial statements incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                  /S/ KPMG LLP
                                                  KPMG LLP

Dallas, Texas
May 28, 2002